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                                                                    EXHBIT 10.42

                             STANDARD OFFICE LEASE

                                 MODIFIED GROSS

1.   BASIC LEASE PROVISIONS ("Basic Lease Provisions").

     1.1 PARTIES: This Lease, dated, for reference purposes only, July 15, 1994, is made by and between Citadel Realty, Inc. (herein called "Lessor") and Fidelity Federal Bank, a Federal Savings Bank (herein called Lessee").

     1.2 PREMISES: The ground floor, consisting of approximately 11,823 BOMA rentable square feet (the "Ground Floor") and the fourth, fifth and sixth floors, consisting of approximately 46,384 BOMA rentable square feet (the "Upper Floors"), more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the Ground Floor and the "Upper Floors" are collectively referred to herein as the "Premises"). If BOMA measurements of rentable square footage for the Premises vary from the numbers set forth above, an adjustment to the rental rate per square foot shall be made so that the monthly Base Rent set forth in paragraph 1.6 hereof remains the same and an adjustment shall be made to Lessee's share of operating expenses as set forth in paragraph 1.10.

     1.3 BUILDING: Commonly described as being located at 600 North Brand Boulevard, in the City of Glendale, County of Los Angeles, State of California, as more particularly described in Exhibit "B" hereto, and as defined in paragraph 2.

     1.4 PERMITTED USE: Retail bank branch on the Ground Floor and general office use on the Upper Floors, subject to paragraph 6.

     1.5 TERM: Ten (10) years commencing May 18, 1995 ("Commencement Date") and ending May 17, 2005 (the "Expiration Date"), as set forth in paragraph 3.

     1.6 BASE RENT: $101,744 per month ($2.25 per square foot for the Ground Floor and $1.62 per square foot for the Upper Floors. (11,823 x 2.25 = $26,602) + (46,384 x 1.62 = $75,142) = $101,744), payable on the first day of each month, in advance, per paragraph 4.1.

     1.7 BASE RENT INCREASE: On the date which is twelve (12) months from the Commencement Date and each twelve (12) months thereafter during the term of this Lease, the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.8.1 below and Base Rent shall be additionally increased in the sixth year of the lease as set forth in 4.8.4 below.

     1.8  RENT PAID UPON EXECUTION:  Same as paragraph 1.6.

     1.9  SECURITY DEPOSIT:  One month's rent.

     1.10 LESSEE'S SHARE OF OPERATING EXPENSES: 65.34% (based on 89,081 total Building sq. ft.), subject to adjustment after BOMA measurements as set forth in paragraph 1.2 above.

     1.11  EXPENSE BASE YEAR:   Calendar year 1995, as defined in 4.2.

     1.12  TAX BASE YEAR: Calendar year 1995, as defined in paragraph 4.2.

     1.13 OPTIONS TO EXTEND TERM: Two (2) five-year options to extend the term of the Lease for the Ground Floor only, as described in paragraph 39.5.

     1.14 OPTION TO PURCHASE: Lessee shall have the option to purchase the Office Building Project at fair market value at the end of the Term, provided that the Office Building Project is then owned by Lessor, as described in paragraph 39.6.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

     2.2. VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto as Exhibit C, and as established by Lessor from time to time Lessee shall be entitled to use 160 reserved spaces in the parking garage and 35 spaces in the adjacent surface parking lot, with the right to require the Lessor to mark as "reserved" 15 of such 35 spaces closest to the retail branch entrance; provided that nothing in this sentence shall alter Lessor's rights to make changes to the Common Areas as set forth in paragraph 2.5. All of the above parking spaces are included in the rental rate; provided, however, that Lessee shall pay any and all taxes or surcharges applicable to such parking use which may be levied by any state or local governmental agency

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from time to time. Further, Lessee shall have the right to rent up to an additional 50 spaces in the parking garage, at the monthly rate applicable from time to time for monthly parking as set by lessor and/or its licensee. With respect to all parking provided hereunder, Lessee shall be entitled to an amount of reserved parking spaces on each floor of the parking garage equal to the pro rata amount of leased space it occupies in the Building (i.e. 65.34%).

          2.2.1 If Lessee commits, permits or allows any of the prohibited activities, described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          2.2.2 With respect to the up to 50 additional spaces available to Lessee,the monthly parking rate per parking space will be $45.00 per month at the commencement of the term of this Lease, and is subject to change upon thirty
(30) days, prior written notice to Lessee; provided that in no event shall the monthly parking rate charged Lessee exceed the prevailing rate charged for similar parking facilities by similar first class office buildings in Glendale, California. Monthly parking fees shall be payable in advance on the first day of each calendar month.

     2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to, common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit C with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

     2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, discretion of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide that the parking facilities required by applicable law (but in no event shall Lessor be required to provide parking spaces in excess of those currently existing) and that reasonable access to the Building shall always remain available;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available (without any abatement of rent to Lessee);

          (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

          (d) To add additional buildings and improvements to the Common Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion hereof;

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.   TERM.

     3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2   INTENTIONALLY OMITTED.

           3.2.1  INTENTIONALLY OMITTED.

           3.2.2  INTENTIONALLY OMITTED.

     3.3  INTENTIONALLY OMITTED.

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     3.4  INTENTIONALLY OMITTED.

4.   RENT.

     4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.8, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without any offset or deduction whatsoever. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2   DEFINITIONS.  The following definitions shall apply to this
Article 4:

           (a) "Expense Base Year" shall mean calendar year 1995.

           (b) "Tax Base Year" shall mean calendar year 1995.

           (c) "Expense Comparison Year" shall mean each successive calendar year after the Expense Base Year during the Lease Term.

           (d) "Tax Comparison Year" shall mean each successive calendar year after the Tax Base Year during the Lease Term.

           (e) "Lessee's Share of Operating Expenses" shall mean the percentage of Lessee's Share of Operating Expenses specified in the Basic Lease Provisions. Lessee's Share of Operating Expenses was calculated by dividing the rentable area of the Premises by the total rental area of the office space in the Building. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision (other than as set forth in Article 1).

          (f) "Lessee's Tax Share" shall mean the percentage of Lessee's Tax Share specified in the Basic Lease Provisions. Lessee's Tax Share was calculated by dividing the rentable area of the Premises by the total rentable area of the office space in the Building. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision (other than as set forth in Article 1).

          (g) "Operating Expenses" shall mean any and all direct costs and expenses paid or incurred by Lessor in connection with the operation, maintenance, management and repair of the Office Building Project. By way of illustration but not limitation, Operating Expenses shall include the following:
(i) the cost of air conditioning, electricity, steam, heating, water, plumbing, mechanical, ventilating, electrical systems, sanitary and storm drainage, life safety equipment, telecommunications equipment, lessee directories, fire detection systems, sprinkler systems, the cost of environmental surcharges imposed by any government entity, escalator and elevator systems and all other utilities and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of repairs and general maintenance and cleaning, including all goods, services and supplies purchased by Lessor in connection therewith; (iii) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, loss of rent, earthquake and other insurance on or covering operations of the Building, including such other endorsements as Lessor may desire, all in such amounts as Lessor may reasonably determine or the Building's share of a blanket policy, whether or not it is actually paid for by the Building, as reasonably determined by Lessor, and the cost of any losses payable by Lessor as a deductible; (iv) wages, salaries and other labor costs, including uniforms, taxes, insurance, retirement, medical and other employee benefits; (v) reasonable fees, charges and other costs, including without limitation management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Lessor to perform services directly relating to the management of the Office Building Project or reasonably charged by Lessor if Lessor or its affiliate(s) perform management services in connection with the Office Building Project, and the costs of supplying, replacing and cleaning employee uniforms; (vi) the cost of licenses, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses; (vii) the cost of window coverings, decorative items, carpeting and other wall or floor coverings furnished by Lessor from time to time in public corridors and Common Areas; (viii) the cost of repairs, maintenance and cleaning of the Common Areas including, but not limited to striping, bumpers, irrigation systems, Common Area lighting facilities, Building exteriors and roofs, fences and gates; (ix) Lessor's contributions to any owner's associations providing maintenance or other services or benefits to the Building; (x) the cost of trash disposal, janitorial and security services; (xi) the amount of any reasonable reserves established for anticipated expenditures; and (xii) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving or energy conservation device or to effect other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for the construction thereof were obtained (including without limitation those undertaken to comply with the Americans With Disabilities Act, as such Act applies to the Common Areas), such costs to be amortized over such reasonable period as Lessor shall determine, together with interest on the unamortized balance at a market rate.

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              For purposes of this Lease, Operating Expenses shall not include taxes covered under clause (h) below, interest expense (except as provided in clause (ix) above), leasing commissions, the cost of tenant improvements, depreciation on the improvements contained in the Building (except as provided in clause (ix) above), the cost of capital expenditures not included within clause (ix) above or any costs which are paid by any tenant directly to third parties or as to which Lessor is otherwise reimbursed by any other tenant, third party or by insurance proceeds. The computation of Operating Expenses shall be made in accordance with fair and reasonable accounting principles customarily applied by owners of similar properties in Los Angeles County, California.

          (h) "Applicable Taxes" shall mean all taxes, assessments and charges levied on or with respect to the Building, the Office Building Project, or any personal property of Lessor used in the operation thereof and payable by Lessor. Applicable Taxes shall include, without limitation, all general real property taxes and general and special assessments, fees, assessments or charges for transit, police, fire, housing, other governmental services, or purported benefits to the Building, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied on or assessed against Lessor by, or payable by Lessor as a result of, the requirements of the United States of America, the State of California, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other taxes. Applicable Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Lessor from all sources, unless, due to a change in the method of taxation, any of such taxes are levied or assessed against Lessor as a substitute for, in whole or in part, any other tax which would otherwise constitute an Applicable Tax. Applicable Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Applicable Taxes. Notwithstanding, anything to the contrary in this Lease, in the event that any Applicable Taxes are payable, or may at the option of the taxpayer be paid in installments, such Applicable Taxes shall be deemed to have been paid in installments, regardless of the method of actual payment by Lessor, and Lessee's Share of such Applicable Taxes shall only include those installments which would become due and payable during the Term.

     4.3 PAYMENT OF INCREASES. If, with respect to any Expense Comparison Year, the Operating Expenses shall be higher than the Operating Expenses for the Expense Base Year, Lessee shall pay to Lessor as additional rent Lessee's Share of Operating Expenses of any such increase in Operating Expenses in the manner provided herein. If, with respect to any Tax Comparison Year, the Applicable Taxes shall be higher than the Applicable Taxes for the Tax Base Year, Lessee shall pay to Lessor as additional rent, Lessee's Tax Share of any such increase in Applicable Taxes in the manner provided herein. Notwithstanding anything to the contrary contained in the foregoing, Lessee shall not be assessed, nor shall it pay, Lessee's Share of any increase in Operating Expenses or Applicable Taxes over the Expense Base Year or Tax Base Year, respectively, until the thirteenth
(13) month following the Commencement Date.

     4.4 TIME FOR PAYMENT. The payments contemplated under paragraph 4.3 shall be made as follows:

          (a) During each month of each Comparison Year, Lessee shall pay to Lessor, with each installment of Base Rent, such amounts as are estimated by Lessor to be one-twelfth (1/12th) of the amounts payable pursuant to paragraph
4.3 with respect to each Tax Comparison Year and Expense Comparison Year; provided, however, that Lessor may, by written notice to Lessee, revise its estimates for such year and subsequent payments during the Comparison Year shall be based upon such revised estimate.

          (b) With reasonable promptness after the end of each Tax and/or Expense Comparison Year, Lessor shall deliver to Lessee a statement setting forth the actual Operating Expenses and Applicable Taxes for the Comparison Year, a comparison with the Operating Expenses and Applicable Taxes for the Base Year and a comparison of any amounts payable under paragraph 4.3 with the estimated payments made by Lessee. If the amounts payable under paragraph 4.3 are less than the estimated payments made by Lessee with respect to such Comparison Year, the statement shall be accompanied by a refund of the excess by Lessor, or, at Lessor's election a notice that Lessor shall credit the excess to the next succeeding monthly installments of the Base Rent. If the amounts payable under paragraph 4.3 are more than the estimated payments made by Lessee with respect to such Comparison Year, Lessee shall pay the deficiency to Lessor within thirty (30) days after delivery of such statement. Statements provided by Lessor shall be final and binding upon Lessee, if Lessee fails to contest the same within ninety (90) days after the date of delivery to Lessee.

     4.5 PARTIAL YEAR. If the Commencement or Expiration Date shall occur on a date other than the first or last day of a Comparison Year, Lessee's Tax Share and Lessee's Share of Operating Expenses for such Comparison Year shall be prorated according to the ratio that the number of days during said Comparison Year that the Lease was in effect bears to 365.

     4.6 VACANCY ADJUSTMENT. Notwithstanding anything to the contrary in this Lease, if during any Expense Comparison Year the Building is less than 95% occupied, for the purposes of computing Lessee's Share of Operating Expenses for said year, those Operating Expenses which vary based upon occupancy levels shall be adjusted as though the Building were 95% occupied; provided, however, in no event shall the aggregate amount collected by Lessor from all tenants in the Building exceed the actual Operating Expenses for said year.

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     4.7  LESSEE'S RIGHT TO AUDIT.  If, within thirty days following Lessee's receipt of Lessor's annual statement of actual Operating Expenses pursuant to paragraph 4.4 Lessee notifies Lessor that Lessee desires to audit Lessor's statement, Lessor shall cooperate with Lessee to permit such audit during normal business hours at Lessee's sole cost and expense. If the audit shows that actual Operating Expenses were less than the amount charged by Lessor pursuant to paragraph 4.4 (b), the excess amount paid by Lessee (after the Base Year) shall immediately be refunded by Lessor. If the audit shows that Lessor overstated actual Operating Expenses by more than five percent (5%), Landlord shall pay all the costs and expenses of the audit.

     4.8  RENT INCREASE.

          4.8.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the lesser of (i) the increase, if any, in the Consumer Price index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1982-84=100), "All Items," for LA/Anaheim/Riverside area, herein referred to as "C.P.I.," since the date of this Lease and (ii) three percent (3%), but in no event shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

          4.8.2 The increase in C.P.I. set forth in paragraph 4.8.1(i) shall be calculated as follows: The Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences.

          4.8.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the county in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

          4.8.4 In addition to the annual increases in Base Rent described in paragraph 4.8.1, the monthly base Rent under the Lease shall be increased on the first day of the sixth year of the lease to the following amounts: the Base Rent for the Ground Floor shall be adjusted to the higher of the "fair market rental rate" as determined below and the prevailing Base Rent in the fifth year of the Lease and the Base Rent for the Upper Floors shall be adjusted to the higher of the "fair market rental rate" and the rate equal to $1.50 per square foot increased by the annual Base Rent increases applied during the first five
(5) years of the Lease term as set forth in paragraph 4.8.1. The "fair market rental rate" shall mean and refer to the monthly rental rate then being charged for non-renewal, non-expansion, then-current, comparable, non-sublease, non-encumbered, non-equity space for retail bank branch or office use, as applicable to the Ground Floor and Upper Floors, respectively (collectively, "Comparable Space") in reasonably equivalent first class office buildings in the Glendale/Burbank area, similarly improved, taking into consideration the floor level on which the Premises are located, existing tenant improvements or, if no such improvements exist, allowances provided or to be provided for such comparable space, rental abatement concessions, if any, the length of the relevant term, the extent of services to be provided to the Premises, the date as of which the fair market rental rate is to become effective, and any other
relevant terms or conditions.   In order to determine the fair market rental
rate for purposes hereof, Lessor shall provide written notice of the fair market rental rate not later than ninety (90) days prior to the first day of the sixth year of the Lease. Lessee shall have fifteen (15) days (Lessee's Review Period") after receipt of Lessor's notice within which to accept such fair market rental rate or to reasonably object thereto in writing. Failure of Lessee to so object to the fair market rental rate submitted by Lessor in writing within Lessee's Review Period shall conclusively be deemed its approval thereof. In the event Lessor objects to the fair market rental rate submitted by Lessor, Lessor and Lessee shall attempt in good faith to reach agreement on such fair market rental rate within fifteen (15) days following Lessee's Review Period (the "Outside Agreement Date"), after which each party's determination shall be submitted to appraisal as follows. Lessor and Lessee shall each appoint one independent appraiser who shall by profession be a real estate professional who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial properties in the Glendale/Burbank area. The determination of the appraisers shall be limited solely to the issue of whether Lessor's or Lessee's submitted fair market rental rate for the Premises is the closest to the actual fair market rental rate for the Premises as determined by the appraisers, taking into account the requirements for Comparable Space outlined above. Such decision shall be based upon the projected prevailing fair market rental rate as of the commencement date of the sixth year of the Lease. Each such appraiser shall be appointed within ten (10) days of the Outside Agreement Date. The two (2) appraisers so appointed shall within ten (10) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers. The three (3) appraisers shall within (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's submitted fair market rental rate, and shall notify the parties thereof. The decision of the majority of the three (3) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedures as set forth above and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee. If the two
(2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall submit the limited issue of choosing a third appraiser to arbitration under the provisions of the American Arbitration Association, based

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upon the same procedures as set forth above. The cost of the appraisers and/or of arbitration shall be paid by the losing party.

          4.8.5 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within thirty (30) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments than due. Thereafter the rental shall be paid at the increased rate.

          4.8.6 At such time as the amount of the change in rental rate in the sixth year of the Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change. Failure to execute any such amendment shall not affect Lessee's obligation to pay the increased Base Rent.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder.
If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease (other than as set forth in paragraph 4.8.1), Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions, Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of the Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within 30 days after the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit, and under no circumstances shall Lessor be required to keep the Security Deposit separate from its other funds or in an interest-bearing account, nor shall Lessee be entitled to any interest on such amounts regardless of whether or not the Security Deposit is deposited in an interest-bearing account.

6.   PERMITTED USE.

     6.1 PERMITTED USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

          (a) Lessor makes no representation or warranty to Lessee regarding the condition of the Premises or with respect to whether or not the Premises, or the use for which Lessee will occupy the Premises, will violate any covenants or restrictions of record, or any applicable building code, regulation, law or ordinance in effect on the Lease term Commencement Date or at any other time.

          (b) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES.

          (a) Lessor acknowledges that it is in possession of the Premises on the Commencement Date and Lessor makes no representation or warranty regarding the condition of the Premises.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls (but not the interior walls within the Premises), roof, and Common Areas, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof, or on account of any interruption of services or of access to the Premises, Building or Office Building Project. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Notwithstanding the foregoing, Lessor shall not be responsible for repair or replacement of any item which Lessee knew or should have known was in need of imminent repair or replacement on the Commencement Date.

     7.2  LESSEE'S OBLIGATIONS.

          (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

          (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS.

          (a) Lessee shall not, without Lessor's prior written consent, which consent shall not be unreasonably withheld, make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project; provided, however, that Lessee may make any non-structural alteration, improvement, addition, Utility Installation or repair to the interior of the Premises as long as it is not visible from the outside, does not involve puncturing, relocating or removing the roof or any existing walls, and does not require the procurement of a building permit. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense; provided, however, that Lessee shall have no obligation to remove the walk-in vault on the Ground Floor. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. In addition, Lessee shall require all contractors and subcontractors performing work at the Premises to carry workers' compensation insurance and liability insurance in an amount reasonably acceptable to Lessor, and Lessee shall provide copies of all such workers' compensation and liability insurance policies or certificates to Lessor. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor (unless such approval is not required pursuant to the first sentence of this paragraph 7.3(a)), or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, if required, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

          (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. Lessee shall at all times keep the Premises, the Building and the Office Building Project free and clear of liens attributable in any way to a work of improvement commissioned by Lessee, or to the acts or omissions of Lessee, any of Lessee's employees, agents, or contractors, or any of their employees, agents or sub-contractors. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount not less than one hundred ten percent (110%) of the amount of such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

          (e) All alterations, improvements, additions and Utility installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

          (f) Lessee shall provide Lessor with as-built plans and specification for any alterations, improvements, additions or Utility Installations for which a building permit is required.

          (g) Lessee shall be allowed to maintain any automatic teller machines
(ATM) existing on the Premises on the Commencement Date. In addition, Lessee may install one night depository and/or one or more ATM(s) protruding through the exterior walls of the Office Building Project on the Premises, at any time during the Term of the Lease, subject to all applicable laws and regulations and Lessor's prior written approval, which shall not be unreasonably withheld. Lessor's approval shall not be deemed unreasonably withheld if based on concerns regarding the impact of the installation of the night depository or ATM(s) upon the structure or aesthetics of the Office Building Project, the projected traffic flow or the safety of Lessor's and Lessee's employees, representatives and invitees. Subject to Lessor's ability to withhold approval for the installation of night depository and ATM(s) as set forth above, Lessor shall cooperate with Lessee to install the night depository and ATM(s) in such a manner as to provide adequate security for night depository and ATM users. At the expiration of the Term, Lessor may require the removal of any night depository and ATM(s) installed by Lessee and the restoration of the Premises to their prior condition.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.   INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor and any mortgagee of which Lessee has been provided notice as additional insureds against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY AND EARTHQUAKE INSURANCE-LESSOR. Although Lessor shall not be required to maintain any liability or earthquake insurance, any premiums for such insurance maintained by Lessor relating to the Premises, the Building or the Office Building Project shall be Operating Expenses hereunder.

     8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost all-risks insurance, including without limitation fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement costs, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements, less the amount of such standard deductibles as determined by Lessee.

     8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not

Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease.

     Each policy required to be obtained by Lessee hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A, in the most recent version of Best's Key Rating Guide, or the equivalent rating in any other comparable guide selected by Lessor (provided that, in any event, the same insurance company shall provide the coverages described in paragraphs 8.1 and 8.3 above); (b) be in form reasonably satisfactory from time to time to Lessor; (c) name Lessee as named insured thereunder and shall name Lessor and, at Lessor's request, Lessor's mortgagees and ground lessors of which Lessee has been informed in writing, as additional insureds (d) not have a deductible amount exceeding Twenty-Five Thousand Dollars ($25,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Lessor and Lessor's mortgagees and ground lessors shall be primary, and any insurance carried by Lessor or Lessor's mortgagees and ground lessors shall be excess and non-contributing; (f) except for worker's compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in paragraph 8.6 below: and (g) contain an undertaking by the insurer to notify Lessor (and the mortgagees and ground lessors of Lessor who are named as additional insureds) in writing not less than ten (10) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Lessee agrees to deliver to Lessor, as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after the date Lessee takes possession of all or any part of the Premises, certified copies of each such insurance policy (or certificates from the insurance company evidencing the existence of such insurance and Lessee's compliance with the foregoing provisions of this paragraph 8). Lessee shall cause replacement policies or certificates to be delivered to Lessor not less than ten (10) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Lessee shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided herein, and Lessor shall have the right, but not the obligation, to procure such policies and certificates at Lessee's expense.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its officers, directors, contractors, agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims, actions, liabilities, costs, penalties and expenses of any kind and nature for damage to the person (including death) or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Notwithstanding anything to the contrary contained in this paragraph 8.7, Lessee shall not indemnify Lessor or any other person from any loss, liability or expense to the extent that a cause was (i) negligence or misconduct on the part of Lessor or any of Lessor's agents, contractors, employees or invitees or (ii) any defect in the Office Building Project, unless such loss, liability, expense or defect was the result of any negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project. Notwithstanding anything to the contrary contained in this paragraph 8.8, nothing contained herein shall exempt Lessor from liability which it otherwise would have, to the extent that it is attributable to (i) negligence or misconduct on the part of Lessor or any of Lessor's agents, contractors, employees or invitees or (ii) any defect in the Office Building Project, unless such liability or defect was the result of any negligence or misconduct on the part of Lessee or any of Lessee's agents, contractors, employees or invitees.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to a significant extent.

          (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

          (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

          (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

          (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

          (f) "Insured Loss" shall mean damage or destruction which was caused by an event either required to be covered by the insurance described in paragraph 8 or for which no coverage is required by the insurance described in paragraph 8, but for which Lessor is nonetheless insured. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

     9.2  PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

          (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent sufficient insurance proceeds are available and the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee, unless Lessor, its employees, agents or representatives were responsible for such damage) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect. Notwithstanding the foregoing, in the event that such Premises Building Partial Damage was caused by the negligent act or omission of Lessee, its agents, employees or contractors, Lessor shall be required to repair such damage only to the extent that insurance proceeds are available to cover the cost of such repair, and any portion of the cost of repair for which insurance proceeds are unavailable shall be borne by Lessee.

          (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the Term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty (60) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements unless Lessor, its employees, agents or representatives were responsible for such damage, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty
(60) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

          (a) Subject to paragraph 9.4(b), if at any time during the last eighteen (18) months of the Term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than thirty (30) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last eighteen (18) months of the term of this Lease. If Lessee duly exercises such option during said thirty (30) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, unless Lessor, its employees, agents or representatives were responsible for such damage, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said thirty (30) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said thirty (30) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said thirty (30) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) If, in the event of Premises Damage, Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated to the extent in excess of rental interruption insurance or loss insurance proceeds received by Lessor and credited to Lessee for the payment of rent hereunder, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent to which the Premises Damage interferes with Lessee's use of the Premises. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 or if Lessor elects to repair or restore the Premises or the Building under paragraph 9.2(b), and shall not immediately commence diligent repair or restoration efforts (including, without limitation, submitting applications for building permits) after such occurrence, or if Lessor shall not complete the restoration and repair (as evidenced by receipt of a certificate of occupancy, temporary certificate of occupancy or other relevant certification that improvements have been completed) within nine (9) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Notwithstanding the foregoing, if Lessor believes that it will be unable to complete the restoration and repair of the Premises or the Building within nine (9) months from the date of such occurrence, Lessor shall so notify Lessee as soon as such determination is made by Lessor, and Lessee shall have the option to allow Lessor a longer period of time within which to complete the restoration or repair or to terminate the Lease upon ten (10) days written notice to Lessor.

          (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, all advance rent and any advance payments made by Lessee to Lessor, less any amounts due and owing to Lessor under the Lease, shall be refunded to Lessee. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Applicable Taxes, as defined in paragraph 4.2, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Tax Share in accordance with the provisions of paragraph 4.3, except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in Applicable Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.3 the entirety of any increase in Applicable Taxes if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.4 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4  PERSONAL PROPERTY TAXES.

           (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

           (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, tap water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or florescent tubes and ballasts for standard overhead fixtures. Janitorial service shall be provided Monday through Friday with the exception of holidays designated by Lessor. All such water, gas and electricity shall be available to the Premises 24 hours a day, seven (7) days a week for normal office purposes. Costs incurred by Lessor in providing such services to Lessee that are not directly metered to Lessee shall be Operating Expenses.

     11.2. SERVICES EXCLUSIVE TO LESSOR. Lessee shall pay for all gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided during the hours between 8:00 a.m. and 6:00 p.m. on Monday through Friday and between 8:00 a.m. and 12:00 noon on Saturday or such other days or hours as may hereafter be set forth in the Rules and Regulations or any amendment thereto. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

     11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessee shall reimburse Lessor for the costs of all HVAC and electricity for lights furnished to the Premises before 8:00 a.m. and after 6:00 p.m. on business days and after 12:00 noon on Saturday and before 8:00 a.m. on Monday. Lessor may, with the consent of Lessee, which shall not be unreasonably withheld, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service, when the cause thereof was beyond Lessor's reasonable control. In the case of any such interruption, Lessor shall immediately take all reasonable steps to restore the interrupted utilities and services.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership. Notwithstanding the foregoing to the contrary, Lessee may assign or sublet the Premises or any portion thereof to any affiliate or subsidiary of Lessee upon notice to Lessor, but without the consent of Lessor.

     12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

           (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

           (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment without being deemed to have consented thereto.

           (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

           (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

           (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

           (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

           (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

           (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

           (i) In no event shall Lessee enter into a sublease or assignment of the Ground Floor for any use other than as a retail bank branch or of the Upper Floors for any use other than general office use.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

           (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

           (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

           (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

           (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within five (5) business days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

           (f) Notwithstanding anything to the contrary in the foregoing, fifty percent (50%) of any rent or other economic consideration received by Lessee as a result of an assignment or subletting which exceeds, in the aggregate, (i) the total rent which Lessee is obligated to pay to Lessor under the Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus
(ii) any reasonable and customary brokerage commissions (not to exceed three percent (3%) of base rent payable under the assignment or sublease), and reasonable attorneys' or consultant's fees actually paid by Lessee in connection with such assignment or subletting, shall be paid to Lessor within ten (10) business days after receipt thereof as additional rent hereunder, without altering or reducing any other obligations of Lessee hereunder.

           (g) Notwithstanding anything to the contrary contained in this paragraph 12, Lessor shall convey to Lessee in writing its approval or reasonable disapproval of any assignment or subletting, no more than fifteen
(15) business days following receipt of Lessee's written request, along with any additional information and/or documentation reasonably requested by Lessor. Lessor's failure to respond to Lessee's request for approval of any assignment of subletting within such fifteen (15) day period shall be conclusively deemed an approval of such request.

     12.4 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including without limitation, attorneys', architects', engineers' and other consultants' fees.

     12.5 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other lessees, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

           (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

           (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a),(b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

           (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

           (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

           (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

           (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2  LESSOR'S REMEDIES.

           (a) Termination. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

               (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonable avoided; plus

               (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease including, but not limited to: attorneys' fees; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of damage caused by such removal) and storage (or disposal) of Lessee's personal property, equipment, fixtures, Lessee's alterations, additions, leasehold improvements and any other items which Lessee is required under this Lease to remove but does not remove.

          As used in subparagraphs (i) and (ii), above, the "worth at the time of award" is computed by allowing interest at the maximum interest rate which Lessor is permitted by law to charge to Lessee (the "Lease Rate"). As used in subparagraph (iii), above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (b) Re-Entry Rights. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Lessor pursuant to this paragraph 13.2(b), and no acceptance of surrender of the Premises or other action on Lessor's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

          (c) Continuation of Lease. In the event of any default by Lessee, in addition to any other remedies available to Lessor under this Lease, at law or in equity, Lessor shall have the right to continue this Lease in full force and effect, whether or not Lessee shall have abandoned the Premises. The foregoing remedy shall also be available to Lessor pursuant to California Civil Code
Section 1951.4 and any successor statute thereof in the event Lessee has abandoned the Premises. In the event Lessor elects to continue this Lease in full force and effect pursuant to this paragraph 13.2(c), then Lessor shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Lessor's election not to terminate this Lease pursuant to this paragraph 13.2(c) or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

           (d) Rights and Remedies Cumulative. All rights, options and remedies of Lessor contained in this paragraph 13.2 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this paragraph 13.2 shall be deemed to limit or otherwise affect Lessee's indemnification of Lessor pursuant to any provision of this Lease.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first Mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Lessee's Share of Operating Expenses, Lessee's Tax Share or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within fifteen (15) business days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses and Lessee's Tax Share shall be reduced as set forth in paragraph 4.2 in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  INTENTIONALLY OMITTED.

16.  ESTOPPEL CERTIFICATE.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) business days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed, and (iii) in the case of Lessee, certify as to such other matters as may be requested by Lessor or by a prospective purchaser or encumbrancer of all or any part of the Office Building Project. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance, and (iv) if Lessor is the requesting party, there are no remaining obligations of the requesting party under this Lease yet to be performed.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners and any receiver, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in this Lease, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due (the "Lease Rate").
Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that no real estate broker nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. In addition, a copy of all notices pertaining to any event of default, termination of tenancy or any matters which may give rise to a dispute between the parties shall also be delivered to Lessee at: Fidelity Federal Bank, 600 North Brand Boulevard, P.O. Box 1631, Glendale, California 91209, Attention: Legal Department. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred twenty percent (120%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California applicable to contracts to be wholly performed within such State.

30.  SUBORDINATION.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall, without the necessity of Lessee or any other party executing any additional documentation, be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be; provided, however, that Lessor must use best efforts to secure from lender a nondisturbance agreement containing provisions which are reasonable and customary for commercial leasing transactions. Lessee's failure to execute such documents within fifteen (15) business days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee.

31.  ATTORNEYS' FEES.

     31.1 If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32.  LESSOR'S ACCESS.

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and "Office For Lease" signs, and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any additional permanent sign upon the Premises or the Office Building Project without Lessor's prior written consent; provided, however, that Lessee may replace any currently existing permanent sign upon the Premises or the Office Building

Project with the consent of Lessor, which consent shall not be unreasonably withheld. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. Notwithstanding the foregoing, Lessee shall be allowed to maintain, and Lessor hereby approves of, all permanent signs existing on the Premises and the Office Building Project as of the Commencement Date. Additionally, Lessee shall be entitled to affix its other customary signs, advertising placards, names, insignia, trademarks and other descriptive materials to the interior of the Ground Floor of the Premises in accordance with the signage plan attached hereto as Exhibit D (except that signs notifying Lessee's customers of branch holiday closings may be placed on the entrance doors to the Premises and the doors from the Premises to the Building lobby); provided that all such signs, advertising placards, and other descriptive materials shall be commercially printed and shall occupy no more than ten percent (10%) of the interior surface area of the glass on the Ground Floor of the Premises.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the work "Option" has the following meaning: (i) the right or option to extend the term of this Lease or to renew this Lease or (ii) the right or option to purchase the Office Building Project.

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12-month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

     39.5 OPTION TO EXTEND TERM. Lessee shall have the Option to extend the term of the Lease for the Ground Floor only on all the provisions of the Lease (modified to reflect the lease of the Ground Floor only), including the annual increase in Base Rent set forth in paragraph 4.8.1 hereof, except for monthly Base Rent, for two (2) consecutive five-year terms (each an "extended term") following expiration of the initial Term of the Lease, by giving written notice of exercise of each Option (the "option notice") to Lessor at least six (6) months, but no more than nine (9) months before the expiration of the existing term of the Lease, at an annual Base Rent equal to the higher of the "fair market rental rate" or the prevailing Base Rent payable by Lessee in the twelve
(12) months immediately preceding the extended term. The "fair market rental rate" for the extended term shall be determined as set forth in paragraph 4.8.4 hereof, except that Lessor shall provide written notice of the fair market rental rate not later than thirty (30) days after the last day on which the option notice may be given by Lessee and the determination of the appraisers regarding whether Lessor's or Lessee's submitted fair market rental rate for the Ground Floor is the closest to the actual fair market rental rate for the Ground Floor shall be based upon the projected fair market rental rate as of the commencement date of the extended term.

     39.6 OPTION TO PURCHASE. Lessee shall have an Option to purchase the Office Building Project upon expiration of the initial term of the Lease at fair market value, provided that Lessor then owns the Office Building Project, by delivering written notice of exercise of the Option (the "option notice") to Lessor at least six (6) months but no more than nine (9) months before the expiration of the initial term of the Lease. The "fair market value" shall mean and refer to the sales price of comparable first class office buildings in the Glendale/Burbank area that were sold in transactions that were negotiated at arms length, under no threat of condemnation or foreclosure, but excluding sales made to a lender or its affiliate pursuant to a foreclosure sale and sales subject to options to purchase (collectively, "Comparable Sales") in last year prior to the end of the initial term, taking into consideration the highest and best use for the Office Building Project, location, condition, existing leases, entitlements, encumbrances, title and all other matters which typically affect market value of a building. If less than five (5) such Comparable Sales were made in the last year prior to the end of the initial term, then fair market value shall refer to Comparable Sales made in the last two (2) years prior to the end of the Term. In order to determine the fair market value for purposes hereof, Lessor shall provide written notice of the fair market value not later than thirty (30) days after the last day upon which the option notice could be given. Lessee shall have fifteen (15) days (Lessee's Review Period") after receipt of Lessor's notice within which to accept such fair market value or to reasonably object thereto in writing. Failure of Lessee to so object to the fair market value submitted by Lessor in writing within Lessee's Review Period shall conclusively be deemed its approval thereof. In the event Lessor objects to the fair market value submitted by Lessor, Lessor and Lessee shall attempt in good faith to reach agreement on such fair market value within forty-five (45) days following Lessee's Review Period (the "Outside Agreement Date"), after which each party's determination shall be submitted to appraisal as follows. Lessor and Lessee shall each appoint one independent appraiser who shall by profession be a real estate appraiser who has been active over the five (5) year period ending on the date of such appointment in the evaluation of sales of commercial properties in the Glendale/Burbank area. The determination of the appraisers shall be limited solely to the issue of whether Lessor's or Lessee's submitted fair market value for the Office Building Project is the closest to the actual fair market value for the Office Building Project as determined by the appraisers, taking into account the requirements for Comparable Sales outlined above. Such decision shall be based upon the projected fair market value as of the proposed sales date of the Office Building Project. Each such appraiser shall be appointed within fifteen (15) days of the Outside Agreement Date. The two (2) appraisers so appointed shall within fifteen (15) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers. The three (3) appraisers shall within (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's submitted fair market value, and shall notify the parties thereof. The decision of the majority of the three (3) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedures as set forth above and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee. If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall submit the limited issue of choosing the third appraiser to arbitration under the provisions of the American Arbitration Association, based upon the same procedures as set forth above. The cost of the appraisers and/or of arbitration shall be paid by the losing party.

40.  SECURITY MEASURES--LESSOR'S RESERVATIONS.

     40.1 Lessor shall have the obligation to provide guard service in the lobby of the Office Building Project from the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday and to provide a parking lot attendant from the hours of 8:00 a.m. to 4:00 p.m. Monday through Thursday and from the hours of 8:00 a.m. to 6:00 p.m. on Friday for the benefit of the Premises or the Office Building Project and the cost thereof shall be included within the definition of Operating Expenses. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing additional security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(g). Notwitstanding the foregoing or any other provisions of this Lease, Lessor and Lessee acknowledge that Lessor shall have no responsibility or liability for the security or safety of Lessee's employees or customers utilizing the night depositories or ATM(s) installed on the Premises.

     40.2 Without limiting its rights at law or elsewhere under this Lease, Lessor shall have the following rights:

           (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days' prior written notice;

           (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

           (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

           (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

     40.3  Lessee shall not:

           (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business (other than in Lessee's annual report) without Lessee's prior consent, which shall not be unreasonably withheld;

           (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. LESSOR'S RIGHT TO REDEVELOP DURING EXTENSION TERM. If, during the "extended term" (as defined in paragraph 39.5) of this Lease, in connection with the Redevelopment (as defined below) of the Office Building Project, Lessor obtains either approval from the City of Glendale to structurally alter the Office Building Project or a demolition permit from the City of Glendale to demolish all or part of the Office Building Project, Lessor shall have the right, upon one (1) year's prior written notice to Lessee, to require that Lessee temporarily relocate while Lessor completes the Redevelopment; provided that Lessor shall pay for all costs incurred by Lessee in connection with Lessee's relocation, including, but not limited to, moving costs (including insurance associated therewith), telephone and computer installation charges, stationery reprinting costs, utilities hook-up charges, related advertising costs and the cost of any rent payable by Lessee for Comparable Space (as defined in paragraph 4.8.4 hereof) in the Glendale/Burbank area in excess of the then current rent plus expenses payable by Lessee under this Lease during the same period; provided that Lessee shall use its best efforts to obtain Comparable Space at a comparable rental rate. As used in this paragraph, "the Redevelopment" means a change in the the structural configuration of the Office Building Project such that the construction would impair the operation of Lessee's business in the Ground Floor of the Premises. After Lessor delivers written notice to Lessee of the Redevelopment, the Lease shall continue in full force and effect until the earlier of (i) the date which is one (1) year from the date of written notice to Lessee of the Redevelopment and (ii) the date on which Lessee vacates the Premises. In the Redevelopment, Lessor shall include space with square footage of not less than 5,000 and not more than 10,000 square feet suitable for Lessee's operation of a retail bank branch on the ground floor of the Building. Lessee shall deliver written notice to Lessor specifying the exact square footage it desires within the range set forth above within three
(3) months from the date that Lessor delivers written notice of Redevelopment to Lessee; provided that if Lessee fails to deliver such notice within the time period specified, Lessor shall conclusively determine the size of the retail bank branch space in its sole discretion. Lessor hereby agrees that as part of the Redevelopment, it shall provide to Lessee a credit for tenant improvements on the ground floor of the Building at a price per square foot equal to the price per square foot then being spent by Lessee for tenant improvement in its branches in comparable first class office buildings. Lessor shall complete the Redevelopment within twenty-four (24) months from the earlier of (i) the date which is one (1) year from the date on which Lessor delivered notice of Redevelopment to Lessee or (ii) the date on which Lessor actually commences demolition of the Building. If Lessor fails to complete the Redevelopment within the twenty-four (24) month period specified above, upon relocation by Lessee in the Office Building Project, Lessee shall receive one month's free rent for each month, or any portion thereof, which completion of the Redevelopment is delayed beyond such twenty-four (24) month period; provided, however, that if Lessor's failure to complete the Redevelopment is due to a force majeure event, such twenty-four (24) month period shall be extended by the number of days that Lessor was unable to conduct such redevelopment efforts due to such force majeure event. Lessee shall have the first right of acceptance to lease the ground floor of the Office Building Project upon the same or substantially the same terms of this Lease, except that the term shall be equal to ten (10) years and the price per square foot payable by Lessee shall be equal to the "fair market rental value" determined in the manner set forth in paragraph 4.8.4 hereof; provided that Lessee must deliver written notice to Lessor of exercise of its first right of acceptance as set forth above within thirty (30) days from the date that Lessee vacates the Premises after notice of Redevelopment.

43. LESSOR'S RIGHT TO PERFORM. Except as specifically provided otherwise in this Lease, all covenants and agreements by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any abatement or offset of rent. If Lessee shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for ten (10) days with respect to monetary obligations (or thirty (30) days with respect to non-monetary obligations) then, notwithstanding anything to the contrary provided elsewhere herein, after Lessee's receipt of written notice thereof from Lessor, Lessor may, without waiving or releasing Lessee from any of Lessee's obligations, make such payment or perform such other act on behalf of Lessee. All sums so paid by Lessor and all necessary incidental costs incurred by Lessor in performing such other acts, together with interest at the Lease Rate, shall be payable by Lessee to Lessor within five (5) days after demand therefor as additional rent. The foregoing rights are in addition to any and all remedies available to Lessor upon Lessee's default as described in paragraph 13.2

44. LIMITATION ON LESSOR'S LIABILITY. Notwithstanding anything contained in this Lease to the contrary, the obligations of Lessor under this Lease (including any actual or alleged breach or default by Lessor) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or Lessor's mortgagees, and Lessee shall not seek recourse against the individual partners, directors, officers or shareholders of Lessor or Lessor's partners, or Lessor's mortgagees, or any of their personal assets, for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Lessee and notwithstanding anything contained in this Lease to the contrary, Lessee hereby covenants and agrees for itself and all of its successor and assigns that the liability of Lessor for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Lessor), shall be limited solely to, and Lessee's and its successors' and assigns' sole and exclusive remedy shall be against, Lessor's interest in the Office Building Project and proceeds therefrom, and no other assets of Lessor.

45.  TOXIC MATERIALS.

     (a)  Definitions.

     For purposes of this paragraph 45, "Hazardous Material" shall mean any substance:

          (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy; or

          (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation, ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or

          (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

          (iv) the presence of which on the Premises, Building or Office Building Project causes or threatens to cause a nuisance upon the Premises, Building or Office Building Project or to adjacent properties or poses or threatens to pose a hazard to the Premises, Building or Office Building Project or to the health or safety of persons on or about the Premises, Building or Office Building Project; or

          (v) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

          (vi) without limitation which contains polychlorinated bipheynols
(PCBs), asbestos or urea formaldehyde foam insulation; or

          (vii) which is or becomes defined as "medical waste" under the Medical Waste Management Act (Health & Safety Code Sections 25015-25099.3).

     For purposes of this paragraph 45, "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including without limitation:

          (i) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of "Hazardous Materials," chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature; and

          (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

     For purposes of this paragraph 45, "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence on or after the date upon which Lessee takes possession of the Premises (the "Possession Date") of "Hazardous Material" upon, about, beneath the Premises, Building or Office Building Project or migrating or threatening to migrate to or from the Premises, Building or Office Building Project or the existence of a violation of "Environmental Requirements" pertaining to the Premises, Building or Office Building Project, regardless of whether the existence of such "Hazardous Material" or the violation of "Environmental Requirements" arose prior to the present ownership or operation of the Premises, Building or Office Building Project, and including without limitation:

          (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Premises, Building or Office Building Project, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Lessee, with respect to which Lessee waives any immunity to which it may be entitled under any industrial or worker's compensation laws;

          (ii) fees incurred for the service of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such "Hazardous Materials" or violation of "Environmental Requirements" including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Premises, Building or Office Building Project or any other property or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this Lease or collection of any sums due hereunder;

          (iii) liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced in subparagraph (ii) herein; and

          (iv) diminution in the value of the Premises, Building or Office Building Project, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises, Building or Office Building Project.

     (b)  Lessee's Obligations.

     Lessee, at its sole cost and expense, shall comply with all Environmental Requirements relating to the storage, use and disposal of all Hazardous Materials, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as the same may be amended from time to time. If Lessee does store, use or dispose of any Hazardous Materials, Lessee shall notify Lessor in writing at least ten (10) days prior to the first appearance of such materials on the Premises, Building or Office Building Project, and Lessor shall have the right to disapprove of Lessee's use thereof on the Premises (provided that Lessor's failure to disapprove thereof shall not constitute Lessor's approval thereof or excuse Lessee from complying with the terms of this paragraph 45), and Lessee's failure to so notify Lessor shall constitute a default under this Lease. Lessee shall be solely responsible for and shall protect, defend, indemnify, and hold Lessor, its agents and contractors harmless from and against all Environmental Damages arising out of or in connection with the storage, use and disposal of Hazardous Materials by Lessee, its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees. If the presence of Hazardous Materials on the Premises, Building or Office Building Project caused or permitted by Lessee results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established by any governmental agency having jurisdiction over such contamination, then Lessee shall, at its sole cost and expense, promptly take any and all action necessary to clean up such contamination if required by law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises, Building or Office Building Project. If at any time prior to the expiration of the Lease term, Lessor shall reach a reasonable good faith determination that Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees have at any time violated any Environmental Requirements, discharged any Hazardous Material onto the Premises, Building or Office Building Project, or surrounding areas or otherwise subjected Lessor or the Office Building Project to liability for Environmental Damages, then Lessor shall have the right to require Lessee to conduct appropriate tests of water and soil and to deliver to Lessor the result of such tests to demonstrate that no contamination in excess of legally permitted levels has occurred as a result of Lessee's use of the Premises, Building or Office Building Project. If the presence of Hazardous Materials on the Premises, Building or office Building Project is caused or permitted by Lessee or its officers, employees, agents, representatives, servants, sublessees, concessionaires, licensees, contractors, invitees or permittees such that Lessor or Lessee becomes obligated to conduct the necessary clean-up of such contamination as required above, then, Lessee shall further be solely responsible for, and shall protect, defend, indemnify and hold Lessor, its agents and contractors harmless from and against all claims, costs and liabilities, including actual attorneys' fees, expert witness fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises, Building or office Building Project and any other property of whatever nature to conditions which existed prior to Lessee's use thereof and which are within acceptable levels according to all Environmental Requirements or any other Federal, State or local governmental requirements. Lessee's obligations hereunder shall survive the expiration or earlier termination of this Lease.

46. AUTHORITY. Lessee and Lessor, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. Lessee and Lessor shall, within thirty (30) days after execution of this Lease, deliver to one another evidence of such authority.

47. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the computer-generated, typewritten or handwritten provisions, if any, shall be controlled by the computer-generated, typewritten or handwritten provisions.

48. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

49.  INTENTIONALLY OMITTED.

50. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

51.  INTENTIONALLY OMITTED.

53. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease: See Exhibit List below.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                LESSOR                                        LESSEE

CITADEL REALTY, INC.                     FIDELITY FEDERAL BANK, FSB

By         /s/ STEVE WESSON              By             /s/  MEL M. SOLWAY
  -----------------------------------      ------------------------------------------

    Its         PRESIDENT                    Its       SENIOR VICE PRESIDENT
       ------------------------------           -------------------------------------

By                                       By
  -----------------------------------       -----------------------------------------

    Its                                      Its
        -----------------------------           -------------------------------------

 Executed at 333 So. Grand, LA, CA       Executed at 600 N. Brand Blvd., Glendale, CA
             ------------------------                --------------------------------

 on                                       on
    ---------------------------------       -----------------------------------------

 Address:  600 North Brand Boulevard      Address:  600 North Brand Boulevard

           P.O. Box 1631                            P.O. Box 1631

           Glendale, California 91209               Glendale, California  91209

           Attention: President                     Attention: Corporate Properties Department


EXHIBIT LIST
------------

EXHIBIT A -- Premises

EXHIBIT B -- Legal Description

EXHIBIT C -- Rules and Regulations

EXHIBIT D -- Signage Plan

                                   EXHIBIT A


                             STANDARD OFFICE LEASE

                                   FLOOR PLAN








                            (DIAGRAM OF FLOOR PLAN)

                           (DIAGRAM OF FOURTH FLOOR)

                           (DIAGRAM OF FIFTH FLOOR)

                           (DIAGRAM OF SIXTH FLOOR)

                            (ARCHITECTURAL INTERIOR
                              AND EXTERIOR WALLS)

                                                      EXHIBIT "B"

2. Title to said estate or interest at the date hereof is vested in:

FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A UNITED STATES CORPORATION.




3. The land referred to in this report is situated in the State of California.

   County of LOS ANGELES and is described as follows:

LOTS 1, 2, 3, 4, 6, 7 AND 8 OF MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                   EXHIBIT C


                           RULES AND REGULATIONS FOR

                             STANDARD OFFICE LEASE


TO THE EXTENT ANY PROVISION OF THESE RULES AND REGULATIONS CONFLICTS WITH THE TERMS OF THE LEASE, THE PROVISIONS OF THE LEASE SHALL PREVAIL.

                                 GENERAL RULES

     1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

     3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

     4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

     6. No sign, advertisement of notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Building or so as to be visible from outside the Premises or Building without Lessor's prior written consent. Lessor shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Lessee, and Lessor shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee by Lessor or by a person selected by Lessor and in a manner and style acceptable to Lessor.

     7. The sidewalks, halls, passages, exits, entrances, elevators and stairways and other portions of the common areas shall not be obstructed by Lessee or used for any purpose other than for ingress and egress from Lessee's Premises.

     8. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     9. Lessee shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises nor shall Lessee suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

     10. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building, except for the existing ground floor walk-in vault. The times and manner of moving the same in and out of the Building shall be prescribed by Lessor, and all such moving must be done under the supervision of Lessor. Lessor may exclude from the Building any such heavy or bulky equipment or articles, the weight of which may exceed the floor load for which the Building is designed, or such equipment or articles as may violate any provisions of the Lease of which these rules and regulations are a part. Lessee shall not use any machinery or other bulky articles on the Premises, even though its installation may have been permitted, which may cause any noise, or jar, or tremor in the floors or walls, or which by its weight might injure the floor of the Building. Safes or other heavy equipment shall, as considered necessary by Lessor, stand on a platform of such thickness as is necessary to properly distribute the weight.

     11. Lessee shall not use or keep in the Premises, Building or Office Building Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Lessor.

     12. Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Lessor.

     13. Lessee shall cooperate with Lessor in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Lessee shall not obstruct, alter, or in any way impair the efficient operation of Lessor's heating, ventilating and air-conditioning system. Lessee shall not tamper with or change the setting of any thermostats or control valves.

     14. The Premises shall not be used for manufacturing or for the storage of merchandise. Lessee shall not, without Lessor's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or as a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     15. Lessee shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of the Building, the Office Building Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     16. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking (except in microwave ovens for consumption by Lessee's employees) shall be done or permitted by any lessee in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for lessees, their employees and visitors shall be permitted. No lessee shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

     17. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any lessee, nor shall any bottles, parcels or other articles be placed on the windowsills.

     18. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any lessee, nor shall any changes be made in existing locks or the mechanisms thereof unless Lessor is first notified thereof, gives written approval, which shall not be unreasonably withheld, and is furnished a key therefor. Each lessee must, upon the termination of its tenancy, give the Lessor all keys of stores, offices, or toilets and toilet rooms, either furnished to, or otherwise procured by, such lessee, and in the event of the loss of any keys so furnished, such lessee shall pay Lessor the cost of replacing the same or of changing the lock or locks opened by such key if Lessor shall deem it necessary to make such change.

     19. Lessor shall have the right to prohibit any advertising by any lessee which, in Lessor's opinion, tends to impair the reputation of the Building or the Office Building Project or its desirability as an office building and upon written notice from Lessor any lessee shall refrain from and discontinue such advertising.

     20. Any person employed by any lessee to do janitorial work shall, while in the Building or the Office Building Project and outside of the Premises, be subject to and under the control and direction of the office of the Office Building Project (but not as an agent or servant of Lessor, and the lessee shall be responsible for all acts of such persons).

     21. No air conditioning unit or other similar apparatus shall be installed or used by any lessee without the prior written consent of Lessor. Lessee shall pay the cost of all electricity used for air conditioning in the Premises if such electrical consumption exceeds normal office requirements or is attributable to after hours use, regardless of whether additional apparatus is installed pursuant to the preceding sentence.

     22. There shall not be used in any space, or in the public halls of the Building, either by any lessee or others, any hand trucks except those equipped with rubber tires and side guards.

     23. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be florescent and/or of a quality, type, design and bulb color approved by Lessor. Lessee shall not permit the consumption in the Premises of an average of more than 21/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Lessee permit the consumption in the Premises of more than 11/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Lessor shall have the right to remove any lighting fixture or any florescent tube or bulb therein as it deems necessary and/or to charge Lessee for the cost of the additional electricity consumed.

     24. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

     25. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

     26. Furniture, significant freight and equipment shall be moved into or out of the Building only with Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

     27. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

     28. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 8 P.M. and 6:00 A.M. of the following day, or such other hours as Lessor may determine. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry and shall be required to pay such fee for HVAC and other services as may be charged by Lessor.

     29. No window coverings, shades or awnings shall be installed or used by Lessee.

     30. No Lessee, employee or invitee shall go upon the roof of the Building, except in an emergency.

     31. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

     32. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

     33. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent, other than those currently on the Premises for the exclusive use of Lessee and its employees and any replacements thereof.

     34.  The Premises shall not be used for lodging or manufacturing.

     35. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

     36. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

     37. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

     38. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

     39. All doors opening onto public corridors shall be kept closed, except when being used for ingress and egress.

     40. The requirements of lessees will be attended to only upon application to the Office of the Building.

     41. Canvassing, soliciting and peddling in the Building are prohibited and each lessee shall cooperate to prevent the same.

                                 PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

     2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

     4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

     5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite locations(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

     10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

     11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

     12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

     13. Lessor or its agent may tow or otherwise remove any vehicles which are parked illegally in the parking areas, which are parked in the parking areas for more than seventy-two (72) consecutive hours without Lessor's prior written consent or which constitute a nuisance or annoyance to other users of the Office Building Project or parking areas. Such towing shall be at the sole cost and expense of the lessee which is in any way responsible for the presence of such vehicle in the parking area (for example, if the vehicle is parked by any particular lessee's invitee, customer or employer, such lessee shall be responsible for the cost of towing such vehicle).

                                  EXHIBIT "D"

               [SIGNAGE PLAN FOR GLENDALE BUILDING AND PREMISES]